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                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statements of Xyvision, Inc. on Form S-8 (File Nos. 333-56277, 333-19529, 33-54014, 33-54018,
33-41846, 33-15474) of Xyvision, Inc. of our report dated June 25, 1999 relating to the financial statements which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K.



                         /s/ PricewaterhouseCoopers L.L.P



PricewaterhouseCoopers L.L.P.
Boston, Massachusetts
June 28, 1999


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